UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2016

ABBVIE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35565	32-0375147
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

1 North Waukegan Road

North Chicago, Illinois 60064-6400

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (847) 932-7900

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                          Entry into a Material Definitive Agreement

AbbVie Inc. (“AbbVie”) entered into an Underwriting Agreement, dated as of November 14, 2016 (the “Underwriting Agreement”), by and among AbbVie and Barclays Bank PLC, Deutsche Bank AG, London Branch, J.P. Morgan Securities plc, Merrill Lynch International and Morgan Stanley & Co. International plc, as representatives of the several underwriters named in Schedule II to the Underwriting Agreement (the “Underwriters”), pursuant to which AbbVie has agreed to issue to the Underwriters €1,400,000,000 aggregate principal amount of its 0.375% senior notes due 2019 (the “2019 Notes”), €1,450,000,000 aggregate principal amount of its 1.375% senior notes due 2024 (the “2024 Notes”) and €750,000,000 aggregate principal amount of its 2.125% senior notes due 2028 (the “2028 Notes” and together with the the 2019 Notes and the 2024 Notes, the “Debt Securities”).  Each series of the Debt Securities is subject to the Registration Statement on Form S-3 (File No. 333-203677) that AbbVie filed with the Securities and Exchange Commission (the “SEC”) on April 27, 2015 relating to the public offering from time to time of debt securities of AbbVie pursuant to Rule 415 of the Securities Act of 1933, as amended. In connection with AbbVie’s filing with the SEC of a definitive prospectus supplement, dated November 14, 2016, and prospectus, dated April 27, 2015, relating to the public offering of the Debt Securities, AbbVie is filing certain exhibits as part of this Current Report on Form 8-K. See “Item 9.01 - Financial Statements and Exhibits.”

In connection with the issuance and sale of the Debt Securities, on November 17, 2016, AbbVie, U.S. Bank National Association, as trustee (the “Trustee”), Elavon Financial Services DAC, U.K. Branch, as paying agent (the “Paying Agent”) and Elavon Financial Services DAC, as transfer agent and registrar (the “Transfer Agent” and the “Registrar”) entered into Supplemental Indenture No. 4 (the “Supplemental Indenture”) to the Indenture, dated as of November 8, 2012 among the Company, the Trustee, the Paying Agent, the Transfer Agent and the Registrar. The Supplemental Indenture is filed as Exhibit 4.1 to this Report.  Also in connection with the issuance and sale of the Debt Securities, on November 17, 2016, AbbVie, the Trustee, the Paying Agent, the Transfer Agent and the Registrar entered into an Agency Agreement (the “Agency Agreement”). The Agency Agreement is filed as Exhibit 4.2 to this Report.

* * * * *

The representations, warranties and covenants of each party set forth in the agreements described in this Form 8-K have been made only for purposes of, and were and are solely for the benefit of the parties to, the applicable agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. In addition, certain representations and warranties were made only as of the date of the applicable agreement or such other date as is specified in the agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the applicable agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, such agreements are included with this filing only to provide investors with information regarding the terms of those agreements, and not to provide investors with any other factual information regarding the parties, their respective affiliates or their respective businesses. These agreements should not be read alone, but should instead be read in conjunction with the periodic and current reports and statements that the AbbVie and/or its subsidiaries file with the Securities and Exchange Commission.

Item 9.01.                          Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are provided as part of this Form 8-K:

Exhibit	Description

1.1

Underwriting Agreement, dated as of November 14, 2016, by and among AbbVie Inc., and Barclays Bank PLC, Deutsche Bank AG, London Branch, J.P. Morgan Securities plc, Merrill Lynch International and Morgan Stanley & Co. International plc, as representatives of the several other underwriters named therein

4.1

Supplemental Indenture No. 4, dated as of November 17, 2016, among AbbVie Inc., U.S. Bank National Association, as trustee, Elavon Financial Services DAC, U.K. Branch, as paying agent and Elavon Financial Services DAC, as transfer agent and registrar

4.2

Agency Agreement, dated as of November 17, 2016, among AbbVie Inc., U.S. Bank National Association, as trustee, Elavon Financial Services DAC, U.K. Branch, as paying agent and Elavon Financial Services DAC, as transfer agent and registrar

4.3	Form of 0.375% Notes due 2019 (included in Exhibit 4.1 of this Current Report on Form 8-K)

4.4	Form of 1.375% Notes due 2024 (included in Exhibit 4.1 of this Current Report on Form 8-K)

4.5	Form of 2.125% Notes due 2028 (included in Exhibit 4.1 of this Current Report on Form 8-K)

5.1	Opinion of Mayer Brown LLP

23.1	Consent of Mayer Brown LLP (included in Exhibit 5.1 of this Current Report on Form 8-K)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBVIE INC.

Date: November 17, 2016	By:	/s/ William J. Chase
	Title:	Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

1.1

Underwriting Agreement, dated as of November 14, 2016, by and among AbbVie Inc., and Barclays Bank PLC, Deutsche Bank AG, London Branch, J.P. Morgan Securities plc, Merrill Lynch International and Morgan Stanley & Co. International plc, as representatives of the several other underwriters named therein

4.1

Supplemental Indenture No. 4, dated as of November 17, 2016, among AbbVie Inc., U.S. Bank National Association, as trustee, Elavon Financial Services DAC, U.K. Branch, as paying agent and Elavon Financial Services DAC, as transfer agent and registrar

4.2

Agency Agreement, dated as of November 17, 2016, among AbbVie Inc., U.S. Bank National Association, as trustee, Elavon Financial Services DAC, U.K. Branch, as paying agent and Elavon Financial Services DAC, as transfer agent and registrar

4.3	Form of 0.375% Notes due 2019 (included in Exhibit 4.1 of this Current Report on Form 8-K)

4.4	Form of 1.375% Notes due 2024 (included in Exhibit 4.1 of this Current Report on Form 8-K)

4.5	Form of 2.125% Notes due 2028 (included in Exhibit 4.1 of this Current Report on Form 8-K)

5.1	Opinion of Mayer Brown LLP

23.1	Consent of Mayer Brown LLP (included in Exhibit 5.1 of this Current Report on Form 8-K)